SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 15, 1997

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of January 30, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Improvement Loan-Backed Notes, Series 1997-HI1)


                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   33-80419                41-1808858
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                55437
 (Address of Principal                 (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




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Item 5.           Other Events.

     The consolidated financial statements of AMBAC Indemnity Corporation and its subsidiaries as of December 31, 1995 and 1994, and for the three year period ended December 31, 1995, included in the Current Report on Form 8-K/A of AMBAC Inc. for the year ended December 31, 1995 (which was filed with the Securities and Exchange Commission on March 15, 1996) and the consolidated financial statements of AMBAC Indemnity Corporation and its subsidiaries at September 30, 1996 and December 31, 1995, and for the periods ended September 30, 1996 and 1995, included in the Quarterly Report on Form 10-Q of AMBAC Inc. for the period ended September 30, 1996 (which was filed with the Securities and Exchange Commission on November 14, 1996), are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.                    Description

1                    23                    Consent of KPMG Peat
                                           Marwick LLP, independent
                                           auditors of AMBAC
                                           Indemnity Corporation with
                                           respect to the Residential
                                           Funding Mortgage Securities
                                           II, Inc. Home Improvement
                                           Loan-Backed Notes, Series
                                           1997-HI1


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES II, INC.


                                                    By:    /s/ Diane S. Wold
                                                    Name:      Diane S. Wold
                                                    Title:     Vice President


Dated:  January 15, 1997



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES II, INC.


                                               By:
                                               Name:      Diane S. Wold
                                               Title:     Vice President


Dated:  January 15, 1997


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                                  EXHIBIT INDEX


              Item 601(a) of                                    Sequentially
Exhibit       Regulation S-K                                    Numbered
Number        Exhibit No.                Description             Page

1             23                      Accountant's Consent

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                                    EXHIBIT 1


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                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
AMBAC Indemnity Corporation:

         We consent to the use of our report dated January 31, 1996 on the consolidated financial statements of AMBAC Indemnity Corporation as of December 31, 1995 and 1994, and for each of the years in the three year period ended December 31, 1995 incorporated by reference in the Form 8-K of Residential Funding Mortgage Securities II, Inc. dated January 15, 1997, and to the reference to our firm under the heading "Experts" in the preliminary Prospectus Supplement of Residential Funding Mortgage Securities II, Inc. dated January 15, 1997.

     Our report refers to accounting changes adopted by AMBAC Indemnity Corporation in 1993, which include the Financial Accounting Standards Board's Statements of Financial Accounting Standards No. 109, "Accounting for Income Taxes," No. 115, "Accounting for Certain Investments in Debt and Equity Securities," No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pension," and No. 112, "Employers' Accounting for Postemployment Benefits."


KPMG Peat Marwick LLP

New York, New York
January 15, 1997

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